UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 14, 2006

STANLEY FURNITURE COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-14938	54-1272589
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1641 Fairystone Park Highway, Stanleytown, Virginia 24168
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (276) 627-2000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

On July 14, 2006, Stanley Furniture Company Inc., a Delaware corporation ( the “Company”), and Wachovia Bank, National Association, a national banking association and successor to SouthTrust Bank, an Alabama banking corporation (the “Lender”), entered into the Third Amendment to Credit Agreement, dated as of July 14, 2006 (the “Bank Amendment”), which amends the Credit Agreement, dated as of August 29, 2003 (as amended by the First Amendment to Credit Agreement, dated as of April 23, 2004 and the Second Amendment to Credit Agreement, dated as of June 15, 2005), by and between the Company and the Lender. The Bank Amendment extends the date of maturity until August 29, 2008 and eliminates the covenant restricting the Company’s ability to pay dividends with respect to its common stock and to repurchase its common stock, as described in the Bank Amendment, a copy of which is filed as Exhibit 10.01 to this Form 8-K.

On July 14, 2006, the Company and The Prudential Insurance Company of America, Hartford Life Insurance Company, and Medica Health Plans (the “Noteholders”) entered into an amendment (the “Amendment”) to the Note Purchase and Private Shelf Agreement, dated as of June 29, 1995 and the Private Shelf Facility, dated as of September 8, 1999, by and between the Company and Noteholders. The Amendment eliminates the covenant restricting the Company’s ability to pay dividends with respect to its common stock and to repurchase its common stock, adds an additional debt covenant and revises certain other covenants, as described in the Amendment, a copy of which is filed as Exhibit 4.01 to this Form 8-K.

ITEM 2.02. Results of Operations and Financial Condition

On July 17, 2006, the Registrant issued a press release announcing second quarter 2006 operating results. The press release is furnished as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

4.01
Amendment, dated July 14, 2006, to Note Purchase and Private Shelf Agreement, dated June 29, 1995 and Private Shelf Facility, dated September 8, 1999, between the Registrant and The Prudential Insurance Company of America.

10.01	Third Amendment, dated July 14, 2006, to the revolving credit facility dated August 29, 2003, between the Registrant and SouthTrust Bank.

                          99.1    Press release by Stanley Furniture Company, Inc. on July 17, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANLEY FURNITURE COMPANY, INC.

July 17, 2006	By: /s/Jeffrey R. Scheffer
Date	Jeffrey R. Scheffer
Chairman, President and Chief Executive Officer